SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14(a)(12)

cbdMD, Inc.

(Name of Registrant as Specified in Its Charter)

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cbdMD, Inc. Files Investor Presentation

cbdMD, Inc. (the “Company”) filed an investor presentation with the U.S. Securities and Exchange Commission (“SEC”) on February 29, 2024 including information in connection with its upcoming Annual Meeting of Shareholders scheduled to be held on March 29, 2024. Shareholders of record as of January 30 2024 will be entitled to vote at the meeting. The presentation is provided below.